PIONEER INDEPENDENCE FUND
                           PIONEER CAPITAL GROWTH FUND
                           PIONEER EQUITY-INCOME FUND
                               PIONEER GOLD SHARES


                                POWER OF ATTORNEY

                              Dated January 8, 1998

     Each of the undersigned Trustees of each of the above-listed registered investment companies (each a "Fund"), each a Delaware or a Massachusetts business trust, do hereby constitute and appoint John F. Cogan, Jr., David D. Tripple, and Joseph P. Barri, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in my capacity as trustee, any and all amendments to the Registration Statement on Form N-1A to be filed by each Fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in my capacity as trustee to enable each Fund to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statement.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the date first written above.


                                   /s/ Mary K. Bush
                                   Mary K. Bush, Trustee


                                   /s/ John F. Cogan, Jr.
                                   John F. Cogan, Jr., Trustee


                                   /s/ Richard H. Egdahl
                                   Richard H. Egdahl, Trustee


                                   /s/ Margaret B. W. Graham
                                   Margaret B. W. Graham, Trustee


                                   /s/ John W. Kendrick
                                   John W. Kendrick, Trustee


                                   /s/ Marguerite A. Piret
                                   Marguerite A. Piret, Trustee


                                   /s/ David D. Tripple
                                   David D. Tripple, Trustee


                                   /s/ Stephen K. West
                                   Stephen K. West, Trustee


                                   /s/ John Winthrop
                                   John Winthrop, Trustee